GE INVESTMENTS FUNDS, INC.

Total Return Fund - Class 3

Supplement dated September 14, 2010

To the Prospectus dated May 1, 2010, as supplemented on June 15, 2010

At a meeting held on September 10, 2010, the Board of Directors of the GE Investments Funds, Inc. (the “Company”) considered and approved the hiring of Kennedy as an investment sub-adviser for the Total Return Fund and a new sub-advisory agreement (the “Sub-Advisory Agreement”) between Kennedy and the Adviser, on behalf of the Total Return Fund, to be effective during the first quarter of 2011. Kennedy will serve as one of three sub-advisers to the Fund and will manage a portion of the Fund’s assets allocated to it by the Adviser to be invested in small-cap equity investments. Shareholders of the Fund will receive an information statement which will provide more information about Kennedy and the new Sub-Advisory Agreement.

Additionally, effective January 1, 2011, David Wiederecht and Greg Hartch will replace Judith A. Studer as portfolio managers of the Total Return Fund.

In light of the appointment of Kennedy as a sub-adviser to the Total Return Fund as well as the foregoing change to the Total Return Fund’s portfolio management, the Prospectus is revised as follows effective January 1, 2011:

1. On page 4 of the Prospectus, the sub-sections entitled “Investment Sub-Advisers” and “Portfolio Managers” under the section entitled “Portfolio Management” are deleted in their entirety and replaced with the following:

Investment Sub-Advisers

Kennedy Capital Management, Inc. (for small-cap equity investments only)

Palisade Capital Management, L.L.C. (for small-cap equity investments only)

Urdang Securities Management, Inc. (for real estate-related investments only)

Portfolio Managers

The primary individual portfolio managers of the Fund are:

Portfolio Manager	Portfolio manager experience in this Fund	Primary title with Investment Adviser
Paul M. Colonna	5 years	President and Chief Investment Officer – Fixed Income
Greg Hartch	Less than 1 year	Senior Vice President
Ralph R. Layman	13 years	President and Chief Investment Officer – Public Equities
Thomas R. Lincoln	2 years	Senior Vice President
Diane M. Wehner	4 years	Senior Vice President
David Wiederecht	Less than 1 year	President and Chief Investment Officer – Investment Strategies

2. On page 17 of the Prospectus, the fifth paragraph is deleted in its entirety and replaced with the following:

GE Asset Management has retained Urdang Securities Management, Inc. (Urdang), Palisade Capital Management, LLC (Palisade) and Kennedy Capital Management, Inc. (Kennedy) to manage a portion of the Fund’s assets. GE Asset Management pays each of Urdang, Palisade and Kennedy an investment sub-advisory fee out of the management fee that it receives from the Fund. The investment sub-advisory fee is paid monthly and is based upon the average daily net assets of the Fund’s assets that are allocated to and managed by each of Urdang, Palisade and Kennedy.

3. On page 18 of the Prospectus under the section entitled “About the Investment Adviser - About the Funds’ Portfolio Managers,” the first paragraph under the heading “Portfolio Management Teams” is deleted in its entirety and replaced with the following:

The Total Return Fund is managed by a team of portfolio managers that includes Paul M. Colonna, Greg Hartch, Ralph R. Layman, Thomas R. Lincoln, Diane M. Wehner and David Wiederecht. Mr. Hartch and Mr. Wiederecht are vested with oversight authority for determining asset allocations for the Fund, while each of the other portfolio managers is responsible for managing one of the following sub-portfolios: U.S. equity, U.S. mid-cap equity, international equity and fixed income. Mr. Lincoln manages the U.S. equity portion, Ms. Wehner manages the U.S. mid-cap equity portion, Mr. Layman manages the international equity portion and Mr. Colonna manages the fixed income portion, each with a team of portfolio managers and analysts. GE Asset Management has also retained Kennedy and Palisade to act as sub-advisers to that portion of the Total Return Fund’s assets allocated to small-cap equity investments, and Urdang to act as sub-adviser to that portion of the Total Return Fund’s assets allocated to real estate-related investments. The sub-portfolios underlying the Fund are managed independently of each other, and the portfolio managers have full discretion over their particular sub-portfolio; however, the portfolio management team is collaborative to ensure strict adherence to the Fund’s objective. In addition to oversight authority for asset allocation, Mr. Hartch and Mr. Wiederecht may at times adjust the Fund’s investment exposure through the use of various investment techniques, such as investments in derivative instruments.

4. On page 18 of the Prospectus under the section entitled “About the Investment Adviser - About the Funds’ Portfolio Managers,” the third sentence of the first paragraph under the section entitled “Portfolio Manager Biographies” is deleted and replaced with the following:

The Statement of Additional Information (SAI) provides the following additional information about each portfolio manager (including those of Urdang, Palisade and Kennedy): (i) portfolio manager’s compensation; (ii) other accounts managed by each portfolio manager; and (iii) each portfolio manager’s ownership of shares of the Fund, if any.

5. On page 18 of the Prospectus under the section entitled “About the Investment Adviser - About the Funds’ Portfolio Managers,” the biography for Judith A. Studer is deleted in its entirety, and the following biographies for David Wiederecht and Greg Hartch shall be added to the “Portfolio Manager Biographies” section:

David Wiederecht is the President and Chief Investment Officer— Investment Strategies and a Director at GE Asset Management. He has served as a portfolio manager of the Small-Cap Equity Fund since September 2010, and will serve as portfolio manager to the Total Return Fund effective January 2011. Mr. Wiederecht joined GE Asset Management in 1988 and has held various positions at GE Asset Management including Vice President — Alternative Investments/Private Equity/Hedge Fund from 1998 to 2004, Managing Director — Alternative Investments from 2004 to 2008, and President – Investment Strategies since 2008.

Greg Hartch is a Senior Vice President- Tactical Asset Allocation at GE Asset Management. He will serve as a portfolio manager to the Total Return Fund effective January 2011. Mr. Hartch joined GE Asset Management in 2002 and has held various positions at GE Asset Management including Senior Vice President – Alternative Assets from 2002 – 2004, Director of Fixed Income Research from 2004 – 2007 and Managing Director – International Real Estate from 2007 to 2010.

6. On page 19 of the Prospectus, the following information is added to the section entitled “About the Sub-Advisers - Total Return Fund”:

Kennedy Capital Management, Inc. (Kennedy)

10829 Olive Boulevard

St. Louis, Missouri 63141

Kennedy is a registered investment adviser that was formed in 1980 to provide customized investment management services to corporate and public pension funds, endowments, foundations and multi-employer plans as well as high-net-worth individuals, and specializes in the small and mid-cap asset classes. As of June 30, 2010, Kennedy had approximately $2.9 billion in assets under management. Kennedy’s Allocated Assets are managed by a team of investment professionals led by Mr. Frank Latuda, Jr., CFA.

Mr. Latuda is currently Vice President, Director and Chief Investment Officer of Kennedy as well as portfolio manager of Kennedy’s Small Cap Value I, Mid Cap Value and All Cap Value separately-managed portfolios. As Chief Investment Officer, Mr. Latuda also serves as Chairman of Kennedy’s Investment Policy Committee. Mr. Latuda joined Kennedy as an equity analyst in 1997 and served as Director of Research from 1998 until 2000. He has been portfolio manager since October 2000, when he took over the Small Cap Value I portfolio. Prior to joining Kennedy, he was an analyst with Burns, Pauli, Mahoney Company. Mr. Latuda earned a B.S. in Electrical Engineering from the University of Notre Dame, as well as an M.S. in Electrical Engineering and an M.B.A. from the University of Illinois.

This Supplement should be retained with your Prospectus for future reference.

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